united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22638

Arrow Investments Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive Suite 100 , Laurel MD 20707

(Address of principal executive offices) (Zip code)

Corporation Service Company

251 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 7/31

Date of reporting period: 7/31/18

Item 1. Reports to Stockholders.

Arrow Dogs of the World ETF

DOGS

Annual Report
July 31, 2018

1-877-277-6933
1-877-ARROW-FD
www.ArrowFunds.com

Dear Shareholder:

We are pleased to present this annual report for the Arrow DOGS of the World ETF (“DOGS” or the “Fund”) for the period January 2, 2018 through July 31, 2018.

DOGS seeks investment results that correspond generally to the performance, before fees and expenses, of the AI Dogs of the World ex US Total Return Index.

DOGS seeks long-term capital appreciation by tracking the investment results of the AI Dogs of the World ex US Total Return Index (the “Index”). The Fund seeks to achieve this objective by investing in the component securities of the Index and investments that are substantially identical to the economic characteristics of such component securities (e.g. depositary receipts, exchange traded instruments). From time to time, the Fund holdings may not precisely replicate the Index due to factors including, but not limited to, the availability of the holdings, liquidity and other market factors. The Index selection methodology consists of long positions in the equity markets of foreign countries exhibiting weaker momentum characteristics (worst performing countries over a designated period of time) among the foreign universe for the possibility of a mean reversion opportunity, or a move in equity market prices and returns back to its historical average. The foreign universe will be comprised of countries from the developed, emerging and frontier markets; the strategy of the Index will allocate among them depending on global price trends.

The Index selects securities based on a contrarian approach that looks for value in securities where a return reversal is expected during a rolling 12-month period for markets that previously experienced negative relative performance. Mean reversion strategies’ prices and returns for the worst performing countries tend to eventually move back toward the mean or average. On an annual basis, the Index will allocate among the five countries with the weakest relative strength among the countries in the investment universe. The investment universe is currently comprised of 44 countries, but may range from 40-48 countries. The Index selects stock baskets representing the top 75% of the market capitalization for each country selected. The Index looks at a company’s location and economic ties in determining its country designation. The Index is looking for countries with the weakest relative strength among the counties in the investment universe.

DOGS launched on January 2, 2018 and was first traded on the secondary markets on January 3, 2018. Net assets are more than $5.1 million through July 31, 2018.

Management’s Discussion of Fund Performance

All performance is based on net asset value (NAV) and assumes the reinvestment of distributions, without regard to individual taxes or withholdings. Index returns assume reinvestment of distributions, but do not include fees. Individual performance will vary due to a number of factors, including, but not limited to, trading commissions, bid/ask spreads, premium/discounts relative to the NAV, time of trading and other potential market factors—please refer to the Fund’s prospectus for more information.

Since its inception in January 2, 2018 through July 31, 2018, the Fund had a total return of 2.12% while the MSCI ACWI Ex USA Index was down -1.72% and the MSCI ACWI Ex USA IMI Value Index was down -2.72% over the same period. The domestic stock market showed fairly strong performance since the inception of the Fund (S&P 500 up 5.59%) but is not a direct proxy for the portfolio strategy since DOGS excludes the U.S. equity markets and has a much broader investment universe, as it seeks the weakest relative strength throughout global markets. The AI Dogs of the World ex US Total Return Index was up 6.08% for the period. The Fund’s holdings, timing of trades, costs of trade execution, management fees and other factors can create index tracking variances between the ETF and its benchmark.

The international equity markets kept pace with the U.S. equity markets during Q1 2018. However, beginning in May, the U.S. equity markets recovered from the February correction while the international markets continued to decline. Trade war concerns as well as Turkey’s and Venezuela’s deepening political and economic troubles caused investors to shy away from international and emerging markets. The strong U.S. dollar also caused emerging markets to cool. DOGS’ positive performance during the period may be attributable to its deep value, contrarian approach. Other indexes that are helpful to frame the Fund’s performance are: the iShares MSCI Emerging Markets IMI Index, which was downdown -6.22% for the period, the DB Long US dollar, which was up 4.89% for the period and the MSCI EAFE Index, which was down -0.17% for the period. The Fund provides exposure to a combination of developed and emerging markets countries. The Fund’s largest exposure, 32% to Qatar, was also the top performer for the period returning 9.50%. Israel was up 1.80% for the period. The remaining country allocations—Pakistan, United Arab Emirates and Canada—were down -8.70%, -0.20% and 1.70% for the period, respectively.

The Fund generally pays distributions annually at the end of each calendar year, or as needed if special distributions are required. The Fund is in its first year of operation and has not made a distribution yet.

For more information about current performance, holdings or historical premiums/discounts, please visit our website at www.arrowfunds.com. We are grateful for your continued confidence in our company.

Sincerely,

Joseph J. Barrato
Chief Executive Officer
Arrow Investment Advisors, LLC
August 2018

AD-092718

Arrow Dogs of the World ETF
PORTFOLIO REVIEW (Unaudited)
July 31, 2018

The Fund’s performance figures* for the periods ended July 31, 2018, as compared to its benchmarks:

Since Inception** -
July 31, 2018
Arrow Dogs of the World ETF - NAV	2.12%
Arrow Dogs of the World ETF - Market Price	2.66%
AI Dogs of the World Index ex US Total Return	6.08%
MSCI ACWI Ex USA Index USD	(1.72)%
MSCI ACWI Ex USA Investable Market Index (IMI) Value USD	(2.72)%
MSCI Emerging Markets Investable Market Index (IMI) USD	(6.22)%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of the Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.ArrowFunds.com or by calling 1-877-277-6933. The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses, before fee waivers and/or expense reimbursements is 0.70% per the January 16, 2018 prospectus. After fee waivers, the Fund’s total annual expenses are 0.65%. The Fund’s total return would have been lower had the investment advisor not waived a portion of the Funds expenses. Please see the Financial Highlights for a more recent expense ratio.

**	As of the commencement of operations on January 2, 2018.

AI Dogs of the World Index ex US Total Return selects the five worst performing countries where a return reversal or move back toward the mean (or average) is anticipated. The index has a contrarian approach that looks for deep value among a universe of 44 countries.

The MSCI ACWI ex USA Index USD captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 24 Emerging Markets countries. With 2,152 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The MSCI ACWI ex USA Investable Market Index (IMI) Value USD captures large and mid cap securities exhibiting overall value style characteristics across 22 Developed and 24 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The MSCI Emerging Markets Investable Market Index (IMI) USD captures large, mid and small cap representation across 24 Emerging Markets countries. With 2,875 constituents, the index covers approximately 99% of the free float-adjusted market capitalization in each country.

Comparison of the Change in Value of a $10,000 Investment

Arrow Dogs of the World ETF
PORTFOLIO REVIEW (Unaudited)(Continued)
July 31, 2018

The Fund’s Asset Classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds
Single Country	18.2%
Common Stocks
Financials	47.4%
Industrials	7.2%
Materials	5.5%
Healthcare	5.2%
Communications	4.8%
Energy	3.9%
Technology	3.1%
Consumer Staples	1.7%
Utilities	1.6%
Consumer Discretionary	1.2%
Other, Cash & Cash Equivalents	0.2%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Arrow Dogs of the World ETF
PORTFOLIO OF INVESTMENTS
July 31, 2018

Shares		Value
	COMMON STOCKS - 81.6%
	AEROSPACE & DEFENSE - 0.7%
290	Elbit Systems Ltd.	$34,745

	APPAREL & TEXTILE PRODUCTS - 0.1%
130	Gildan Activewear, Inc.	3,346

	ASSET MANAGEMENT - 0.6%
614	Brookfield Asset Management, Inc.	25,885
57	Onex Corp.	4,263
		30,148
	AUTOMOTIVE - 0.3%
232	Magna International, Inc.	14,120

	BANKING - 31.5%
32,811	Abu Dhabi Commercial Bank PJSC	63,243
12,510	Bank Hapoalim BM	88,396
16,531	Bank Leumi Le-Israel BM	103,530
405	Bank of Montreal	32,073
763	Bank of Nova Scotia	45,176
270	Canadian Imperial Bank of Commerce	24,619
8,024	Commercial Bank PQSC	89,915
8,522	Doha Bank QPSC	59,708
47,350	First Abu Dhabi Bank PJSC	175,315
654	First International Bank Of Israel Ltd.	14,063
14,430	Israel Discount Bank Ltd.	45,579
6,534	Masraf Al Rayan QSC	69,539
1,723	Mizrahi Tefahot Bank Ltd.	33,465
218	National Bank of Canada	10,677
12,725	Qatar National Bank QPSC	611,611
904	Royal Bank of Canada	70,508
1,160	Toronto-Dominion Bank	68,754
		1,606,171
	BIOTECHNOLOGY & PHARMACEUTICALS - 4.8%
10,211	Teva Pharmaceutical Industries Ltd.	243,285

	CHEMICALS - 4.6%
2,240	Industries Qatar QSC	76,594
6,649	Israel Chemicals Ltd.	31,774
24,637	Mesaieed Petrochemical Holding Co.	106,911
401	Nutrien Ltd.	21,759
		237,038
	CONSUMER PRODUCTS - 1.1%
404	Frutarom Industries Ltd.	40,780
135	Saputo, Inc.	4,497
550	Strauss Group Ltd.	11,261
		56,538
	CONTAINERS & PACKAGING - 0.1%
94	CCL Industries, Inc.	4,765

See accompanying notes to financial statements.

Arrow Dogs of the World ETF
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2018

Shares		Value
	ENGINEERING & CONSTRUCTION SERVICES - 0.9%
74,337	Dubai Investments PJSC	$40,881
110	SNC-Lavalin Group Inc	4,867
		45,748
	GAMING, LODGING & RESTAURANTS - 0.2%
138	Restaurant Brands International, Inc.	8,796

	INSTITUTIONAL FINANCIAL SERVICES - 1.6%
170,543	Dubai Financial Market PJSC	45,037
92,266	GFH Financial Group BSC	34,915
		79,952
	INSURANCE - 2.4%
19	Fairfax Financial Holdings Ltd	10,726
175	Great-West Lifeco Inc	4,321
91	Intact Financial Corp	6,936
1,297	Manulife Financial Corp	24,067
234	Power Corp of Canada	5,318
157	Power Financial Corp	3,678
5,020	Qatar Insurance Co. SAQ	50,048
381	Sun Life Financial Inc	15,568
		120,662
	MEDIA - 0.3%
302	Shaw Communications, Inc.	6,311
53	Shopify, Inc. *	7,377
		13,688
	MEDICAL EQUIPMENT & DEVICES - 0.4%
672	Mazor Robotics Ltd. *	20,896

	METALS & MINING - 0.8%
143	Agnico Eagle Mines Ltd.	5,986
724	Barrick Gold Corp.	8,107
109	Franco-Nevada Corp.	7,988
557	Goldcorp, Inc.	6,956
244	Teck Resources Ltd.	6,359
272	Wheaton Precious Metals Corp.	5,695
		41,091
	OIL, GAS & COAL - 3.9%
631	Canadian Natural Resources Ltd.	23,166
692	Cenovus Energy, Inc.	6,936
943	Enbridge, Inc.	33,461
562	Encana Corp.	7,748
538	Imperial Oil Ltd.	18,408
248	Inter Pipeline Ltd.	4,724
21,934	Oil Refineries Ltd.	10,094
119	Paz Oil Co., Ltd.	16,976
314	Pembina Pipeline Corp.	11,287
1,015	Suncor Energy, Inc.	42,705
562	TransCanada Corp.	25,255
		200,760

See accompanying notes to financial statements.

Arrow Dogs of the World ETF
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2018

Shares		Value
	PASSENGER TRANSPORTATION - 0.6%
103,796	Air Arabia PJSC	$30,236

	REAL ESTATE - 6.9%
810	Airport City Ltd. *	9,195
83,527	Aldar Properties PJSC	46,162
1,181	Alony Hetz Properties & Investments Ltd.	11,599
450	Azrieli Group Ltd.	21,529
6,874	Barwa Real Estate Co.	68,532
39,396	DAMAC Properties Dubai Co. PJSC	24,988
88,604	Emaar Malls PJSC	49,209
36,396	Emaar Properties PJSC	52,318
1,151	Gazit-Globe Ltd.	10,596
15,919	United Development Co. QSC	60,773
		354,901
	RETAIL - CONSUMER STAPLES - 0.5%
274	Alimentation Couche-Tard, Inc.	12,574
213	Dollarama, Inc.	7,689
127	Loblaw Cos Ltd.	6,709
		26,972
	RETAIL - DISCRETIONARY - 0.1%
40	Canadian Tire Corp. Ltd.	5,443

	SEMICONDUCTORS - 0.7%
386	Nova Measuring Instruments Ltd. *	10,847
1,215	Tower Semiconductor Ltd. *	24,776
		35,623
	SOFTWARE - 1.8%
13	Constellation Software, Inc.	9,416
728	Nice Ltd.	79,351
158	Open Text Corp.	5,875
		94,642
	SPECIALTY FINANCE - 4.4%
31,685	Dubai Islamic Bank PJSC	43,389
6,583	Qatar International Islamic Bank QSC	101,285
2,257	Qatar Islamic Bank SAQ	82,445
		227,119
	TECHNOLOGY SERVICES - 0.6%
151	CGI Group, Inc. *	9,740
468	Thomson Reuters Corp.	19,403
		29,143
	TELECOM - 4.5%
583	BCE, Inc.	24,753
25,987	Bezeq The Israeli Telecommunication Corp. Ltd.	27,519
21,455	Emirates Telecommunications Group Co. PJSC	101,342
2,692	Ooredoo QPSC	51,977
221	Rogers Communications, Inc.	11,257
374	TELUS Corp	13,659
		230,507

See accompanying notes to financial statements.

Arrow Dogs of the World ETF
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2018

Shares		Value
	TRANSPORTATION & LOGISTICS - 5.7%
461	Canadian National Railway Co.	$41,115
90	Canadian Pacific Railway Ltd.	17,833
21,970	Qatar Gas Transport Co. Ltd.	101,312
7,161	Qatar Navigation QSC	128,823
		289,083
	UTILITIES - 1.5%
139	Emera, Inc.	4,500
274	Fortis, Inc.	9,001
1,259	Qatar Electricity & Water Co. QSC	65,699
		79,200

	TOTAL COMMON STOCKS (Cost $3,981,937)	4,164,618

	EXCHANGE TRADED FUNDS - 18.2%
	SINGLE COUNTRY - 18.2%
69,318	Global X MSCI Pakistan ETF	798,543
8,352	iShares MSCI UAE ETF	131,962
	TOTAL EXCHANGE TRADED FUNDS (Cost $1,016,276)	930,505

	TOTAL INVESTMENTS - 99.8% (Cost $4,998,213)	$5,095,123
	OTHER ASSETS LESS LIABILITIES - 0.2%	10,929
	NET ASSETS - 100.0%	$5,106,052

* Non-Income producing security.

BM - Banca Mondiale

BSC - Banking Service Corporation

PJSC - Public Joint-Stock Company

PQSC - Public Qualified Stock Company

QPSC - Qatar Public Shareholding Company

QSC - Qatar Shareholding Company

SAQ - Société Anonyme in Qatar

See accompanying notes to financial statements.

Arrow Dogs of the World ETF
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2018

ASSETS
Investment securities:
At cost	$4,998,213
At value	$5,095,123
Cash	20,937
Dividends and interest receivable	2,014
Due from Advisor	37,240
TOTAL ASSETS	5,155,314

LIABILITIES
Foreign Cash (Cost $4,047)	4,835
Payable to related parties	1,635
Accrued expenses and other liabilities	42,792
TOTAL LIABILITIES	49,262
NET ASSETS	$5,106,052

Net Assets Consist Of:
Paid in capital	$5,000,000
Undistributed net investment income	33,059
Accumulated net realized loss from investment transactions and foreign currency transactions	(23,922)
Net unrealized appreciation of investments and foreign currency transactions	96,915
NET ASSETS	$5,106,052

Net Asset Value Per Share:
Net Assets	$5,106,052
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	100,000
Net asset value (Net Assets ÷ Shares Outstanding)	$51.06

See accompanying notes to financial statements.

Arrow Dogs of the World ETF
STATEMENT OF OPERATIONS
For the Period Ended July 31, 2018 *

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $3,473)	$35,603
TOTAL INVESTMENT INCOME	35,603

EXPENSES
Investment advisory fees	17,171
Custodian fees	25,194
Legal fees	13,427
Audit fees	12,691
Printing and postage expenses	9,706
Administrative services fees	6,327
Transfer agent fees	5,786
Trustees fees and expenses	2,581
Insurance expense	430
Professional fees	430
Other expenses	2,900
TOTAL EXPENSES	96,643

Less: Fees waived/reimbursed by the Advisor	(78,040)
NET EXPENSES	18,603

NET INVESTMENT INCOME	17,000

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(23,922)
Foreign currency transactions	16,059
(7,863)

Net change in unrealized appreciation on:
Investments	96,910
Foreign currency translations	5
96,915
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	89,052

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,052

*	The Arrow Dogs of the World ETF commenced operations on January 2, 2018.

See accompanying notes to financial statements.

Arrow Dogs of the World ETF
STATEMENT OF CHANGES IN NET ASSETS

For The
Period Ended
July 31, 2018 (a)
FROM OPERATIONS
Net investment income	$17,000
Net realized loss on investments and foreign currency transactions	(7,863)
Net change in unrealized appreciation on investments and foreign currency transactions	96,915
Net increase in net assets resulting from operations	106,052

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	5,000,000
Net increase in net assets resulting from shares of beneficial interest	5,000,000

TOTAL INCREASE IN NET ASSETS	5,106,052

NET ASSETS
Beginning of Period	—
End of Period*	$5,106,052
* Includes accumulated net investment income of:	$33,059

SHARE ACTIVITY
Shares Sold	100,000
Net increase in shares of beneficial interest outstanding	100,000

(a)	The Arrow Dogs of the World ETF commenced operations on January 2, 2018.

See accompanying notes to financial statements.

Arrow Dogs of the World ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

For The
Period Ended
July 31, 2018 (1)
Net asset value, beginning of period	$50.00
Activity from investment operations:
Net investment income (2)	0.17
Net realized and unrealized gain on investments and foreign currency	0.89
Total from investment operations	1.06
Net asset value, end of period	$51.06
Total return (4)(6)	2.12%
Net assets, at end of period (000s)	$5,106
Ratio of gross expenses to average net assets (3)(7)(9)	3.38%
Ratio of net expenses to average net assets (3)(7)	0.65%
Ratio of net investment income to average net assets (3)(7)(8)	0.59%
Portfolio Turnover Rate (4)(5)	81%

(1)	The Arrow Dogs of the World ETF commenced operations on January 2, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Not annualized.

(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(6)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Had Arrow Investment Advisors, LLC not waived a portion of the expenses, total returns would have been lower.

(7)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(8)	The recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Represents the ratio of expenses to average net assets absent of fee waviers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to financial statements.

ARROW DOGS OF THE WORLD ETF
NOTES TO FINANCIAL STATEMENTS
July 31, 2018

1.	ORGANIZATION

The Arrow Dogs of the World ETF (the “Fund”) is a diversified series of Arrow Investments Trust, a statutory trust organized under the laws of the State of Delaware on August 2, 2011, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation by tracking the investment results of the AI Dogs of the World ex US Total Return Index (the “Index”).The investment objective is non-fundamental. The Fund commenced operations on January 2, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies” including FASB Accounting Standard Update ASU 2013-8.

Securities valuation – Securities listed on an exchange (including exchange-traded funds (“ETFs”))are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Arrow Investment Advisors, LLC (the “Advisor”) believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Advisor and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”), subject to review by the Board. The Board will review the fair value method in use for securities requiring a fair market value determination and supporting documentation from the Advisor at least quarterly for consistency with the Procedures. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

ARROW DOGS OF THE WORLD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2018

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end funds (other than ETFs) are valued at their respective net asset values (“NAV”) as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in “ETFs”. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such

ARROW DOGS OF THE WORLD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2018

cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2018 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$4,164,618	$—	$—	$4,164,618
Exchange Traded Funds	930,505	—	—	930,505
Total	$5,095,123	$—	$—	$5,095,123

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	See Portfolio of Investments for classification.

Security transactions and related income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s July 31, 2018 tax returns. The Fund identified its major tax jurisdictions as U.S. federal and foreign jurisdictions where the Fund makes

ARROW DOGS OF THE WORLD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2018

significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities, if any.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Time Deposits – Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

3.	INVESTMENT TRANSACTIONS

For the period ended July 31, 2018, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $4,000,451 and $4,068,602 respectively.

For the period ended July 31, 2018, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $5,089,205 and $0 respectively.

ARROW DOGS OF THE WORLD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2018

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. The Advisor serves as the Fund’s Investment Advisor pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Trust has entered into a Global Custody Agreement with Brown Brothers Harriman & Co. to serve as custodian and to act as transfer and shareholder services agent. The Trust has also entered into an ETF Distribution Agreement with Northern Lights Distributors, LLC (the “Distributor”) to serve as the distributor for the fund. Archer Distributors, LLC, an affiliate of the Advisor is also a party to the Distribution Agreement and provides marketing services to the Fund, including responsibility for all the Fund’s marketing and advertising materials.

Pursuant to the Advisory Agreement, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until December 31, 2018 to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that total expenses incurred (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses and extraordinary expenses such as litigation expenses ) will not exceed 0.65%. The amounts will herein be referred to as the “Expense Limitation.”

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently lower than its Expense Limitation, the Advisor, on a rolling three year period, shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the Expense Limitation. If the Fund’s operating expenses subsequently exceed the Expense Limitation, the reimbursements for the Fund shall be suspended. For the period ended July 31, 2018, the Advisor waived fees in the amount of $78,040, pursuant to the Waiver Agreement.

The following amounts are subject to recapture by the Advisor by the following dates:

7/31/2021
$ 78,040

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the effective date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

ARROW DOGS OF THE WORLD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2018

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 100,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Fee
$8,500	0.35%

For the period ended July 31, 2018, the Fund received $0 and $0 in fixed fees and variable fees, respectively.

ARROW DOGS OF THE WORLD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2018

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

There were no distributions paid to shareholders for the period ended July 31, 2018.

As of July 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other		Total
Ordinary	Long-Term	and	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	Appreciation	Earnings
$34,081	$—	$(23,922)	$—	$—	$95,893	$106,052

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $23,922.

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gains from investments is primarily attributable to the tax adjustment for passive foreign investment companies.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) resulted in reclassification for the year ended July 31, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$16,059	$(16,059)

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$4,999,235	$281,436	$(185,548)	$95,888

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Arrow Investments Trust
and the Shareholders of Arrow Dogs of the World ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities Arrow Dogs of the World ETF (the “Fund”), a series of shares of beneficial interest in Arrow Investments Trust, including the portfolio of investments, as of July 31, 2018, and the related statements of operations and changes in net assets and the financial highlights for the period January 2, 2018 (commencement of operations) through July 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations, the changes in its net assets, and its financial highlights for the period January 2, 2018 through July 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Arrow Investments Trust since 2012. We also served as the auditor of one or more of the Funds in the Funds’ former trust from 2006 through 2012.

Philadelphia, Pennsylvania
September 28, 2018

Arrow Dogs of the World ETF
EXPENSE EXAMPLES (Unaudited)
July 31, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2018 through July 31, 2018.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expenses Paid
	Account Value	Account Value	During Period*	During Period**
	2/1/18	7/31/18	2/1/18 - 7/31/18	2/1/18 - 7/31/18
Actual	$1,000.00	$898.00	$3.53	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%

*	“Actual” expense information for the Fund is for the period from February 1, 2018 to July 31, 2018. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 181/365 (to reflect the period from February 1, 2018 to July 31, 2018). “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 181/365 (to reflect the full half-year period).

**	Annualized.

ARROW DOGS OF THE WORLD ETF
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2018

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees. The address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, unless otherwise noted.

Non-Interested Trustees

Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Independent Trustee	Other Directorships Held by Independent Trustee during the past 5 years
Robert S. Andrialis Year of Birth: 1944	Trustee	Since March 2014	Currently Independent Consultant; Formerly President, Secured Growth Quantitative Research, 2011–2014	10	Arrow ETF Trust (since September 2011)
Paul Montgomery Year of Birth: 1953	Trustee	Since Sept. 2011	Director of Research Scotia Partners, LLC (since 2012)	10	Arrow ETF Trust (since March 2014)
Thomas T. Sarkany Year of Birth: 1946	Trustee	Since March 2014	Founder and President, TTS Consultants, LLC, 2010 – present	10	Northern Lights Fund Trust IV (since July 2015); Arrow ETF Trust (since 2011) Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors since 1981

ARROW DOGS OF THE WORLD ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
July 31, 2018

Interested Trustees and Officers

Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Independent Trustee	Other Directorships Held by Independent Trustee during the past 5 years
Joseph Barrato Year of Birth: 1965	Trustee, President & Principal Executive Officer	Since Sept. 2011	Founder and Chief Executive Officer, Arrow Investment Advisor, LLC (Registered Investment Advisor), 2006-present	10	Arrow ETF Trust (since 2012)
Sothara Chin Year of Birth: 1966	Chief Compliance Officer	Since Feb. 2018; 2011-2015	Managing Partner of Fit Compliance, LLC (since 2017); Chief Operations and Chief Compliance Officer of Impact Us Marketplace, LLC (2015- 2017); Chief Compliance Officer of Arrow Investment Advisors, LLC (2011-2015)	N/A	N/A
Jake Griffith Year of Birth: 1978	Secretary	Since Sept. 2011	Founder and President, Director of Sales, Arrow (since 2006)	N/A	N/A
Sam Singh Year of Birth: 1976	Principal Financial Officer and Treasurer	Since Oct. 2013)	Vice President, GFS (since January 2015); Assistant Vice President, GFS (2011-2014)	N/A	N/A
Dawn M. Dennis Year of Birth: 1966	Assistant Secretary	Since June 2013	Senior Paralegal, GFS (since May 2013), Paralegal (from July 2011 through April 2013)	N/A	N/A

*	This is the year the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

[1]	The term “Fund Complex” refers to the Trust and Arrow ETF Trust.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

PRIVACY NOTICE

Arrow Investments Trust

FACTS	WHAT DOES ARROW INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Arrow Investments Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-277-6933

PRIVACY NOTICE

Arrow Investments Trust

What we do:
How does Arrow Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow Investments Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Arrow Investments Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-277-6933.

INVESTMENT ADVISOR
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive
Suite 100
Laurel, MD 20707

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Andrialis is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $11,000

(b)	Audit-Related Fees

2018 – None

(c)	Tax Fees

2018 - $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which Shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow Investments Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/ President

Date 10/9/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/ President

Date 10/9/18

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/ Treasurer

Date 10/9/18